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                                                                   EXHIBIT 10.38

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL THAT THE TRANSACTION SHALL NOT RESULT IN A VIOLATION OF FEDERAL OR STATE SECURITIES LAWS.

                                 WARRANT TO PURCHASE
                      __________ SHARES OF COMMON STOCK OF
                                 GENIUS PRODUCTS, INC.

For value received, Genius Products, Inc., a Nevada corporation (the "Corporation"), hereby grants the following rights to _______________________ and such party's successors and assigns (the "Registered Owner"):

a.          ISSUE. Upon tender to the Corporation (in accordance with paragraph
            (e) below), the Corporation shall issue to the Registered Owner up to the number of shares specified in paragraph (b) below of fully paid and non-assessable shares of Common Stock of the Corporation. This Warrant may be exercised in whole or in part and at one or more times. The Corporation represents and warrants that it has the power and authority to issue this Warrant and that it is a valid and binding obligation of the Corporation, fully enforceable according to its terms. The Corporation further represents and warrants that the shares of Common Stock obtainable by the exercise of this Warrant have been duly authorized and reserved for issuance.

b. NUMBER OF SHARES. The Registered Owner is entitled to receive shares of Common Stock of the Corporation upon exercise of this Warrant. The Corporation shall at all times reserve and hold available sufficient shares of Common Stock to satisfy all conversion and purchase rights represented by outstanding convertible securities, options and warrants, including this Warrant. The Corporation covenants and agrees that all shares of Common Stock that may be issued upon the execution of this Warrant shall, upon issuance, be duly and validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the purchase and the issuance of the shares.

c. EXERCISE PRICE. The exercise price of this Warrant, the price at which the shares of stock purchasable upon exercise of this Warrant may be purchased, is US[$1.00/$3.00] per share.

d. EXERCISE PERIOD. This Warrant may be exercised at any time prior to December 31, 2005, and also at any time prior to (i) a consolidation or merger of the Corporation with or into one or more other corporations or other business organizations, (ii) the sale, lease or transfer of all or substantially all of the assets of the Corporation or (iii) any other form of corporate reorganization in which outstanding shares of the Corporation are exchanged for or converted into cash, securities of another corporation or business organization, or other property, unless, in each case, the Corporation's stockholders of record immediately prior to such event will (by virtue of the securities issued as a part of such event) hold at least a majority of the voting power of the surviving or acquiring person immediately following such event. The Corporation shall provide the Registered Owner fifteen (15) business days' prior





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            written notice of (1) any such event in the preceding sentence, (2)
            if the Corporation desires to declare or pay a dividend upon its Common Stock payable other than out of earnings, and (3) if the Corporation distributes pro rata to holders of its Common Stock any shares of its capital stock, or options to purchase, rights to subscribe for, or securities convertible into or exchangeable for, capital stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities, so that the Registered Owner may exercise this Warrant within such 15 business-day period.

e. TENDER. The exercise of this Warrant must be accomplished by the actual delivery of the exercise price and by the actual delivery of a duly executed exercise form, a copy of which is attached to this Warrant as Exhibit A, properly executed by the Registered Owner, and by surrender of this Warrant, in each case to the Corporation. The exercise form must be delivered, personally, by reputable overnight courier or by first class mail, to the office of the Corporation at its principal corporate office, or such other address as the Corporation may furnish by notice to the Registered Owner from time to time. If Registered Owner of this Warrant exercises the purchase rights granted hereunder in part but not in whole, the Corporation agrees that it will deliver to Registered Owner a replacement warrant which will entitle Registered Owner thereof to purchase the number of shares of Common Stock that remain as yet unpurchased under this Warrant on the terms and condition set forth herein. With respect to a tender made in response to a notice from the Corporation described in clause (1), (2) or (3) of paragraph d. above, the Registered Owner may make the Registered Owner's tender and exercise of this Warrant (or any portion hereof) conditional on the actual completion of the action that warranted such notice from the Corporation in the first place, and in the event such action is not completed substantially as contemplated in such notice, then such tender and exercise by may be reversed by the Registered Owner by delivery of written notice to the Corporation within fifteen (15) business days of such Registered Owner receiving information that the contemplated action did not take place.

f. NOTICE TO REGISTERED OWNER. Any and all notices given to the Registered Owner must be given personally, by reputable overnight courier or by first class mail, postage prepaid, addressed to the Registered Owner at the address of the Registered Owner appearing in the records of the Corporation.

g. RESTRICTED STOCK; REGISTRATION. This Warrant is not a registered security. The Corporation represents and warrants that this Warrant is exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Act"). The Registered Owner represents and warrants that it is an accredited investor as that term is defined in Rule 501 under the Act. The shares of Common Stock of the Corporation (or the shares into which the Common Stock has been changed or converted) obtained upon exercise of this Warrant shall not be transferable except upon the conditions stated below, which are intended to ensure compliance with federal and state securities laws. The certificates representing these shares of stock, unless the same are registered prior to the exercise of this Warrant, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                        "THE SECURITIES REPRESENTED IN THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE

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                        OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF
                        1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL THAT THE TRANSACTION SHALL NOT RESULT IN A VIOLATION OF FEDERAL OR STATE SECURITIES LAWS."

h. EFFECT OF STOCK CHANGES. If, at any time, or from time to time the Corporation, by stock dividend, stock split, subdivision, reverse split, consolidation, reclassification of shares, or otherwise, changes as a whole its outstanding Common Stock into a different number or class of shares, then, immediately upon the occurrence of the change,

            (1) the class of shares into which the Common Stock has been changed shall replace the Common Stock, for the purposes of this Warrant and the terms and conditions thereof, so that the Registered Owner shall be entitled to receive, and shall receive upon exercise of this Warrant, shares of the class of stock into which the Common Stock had been changed;

            (2) the number of shares received upon the exercise of this Warrant and the exercise price shall be proportionately adjusted for such event (for example, if the outstanding Common Stock of the Corporation is converted into X stock at a rate of one share of Common Stock into three shares of X stock, and prior to the change the Registered Owner was entitled, upon exercise of this Warrant, to receive 100 shares of Common Stock, then the registered owner shall, after the change, be entitled to receive 300 shares of X stock at an exercise price of [$0.33/$1.00] per share); and

            (3) irrespective of any adjustment or change in the number or class of shares to be received under this Warrant, this Warrant may continue to express the number and class of shares to be received upon exercise of this Warrant as if the number and class of shares to be received were expressed in this Warrant when it was initially issued.

i. NOTICE OF ADJUSTMENT. On the happening of an event requiring an alteration or adjustment of the shares obtainable upon exercise of this Warrant, the exercise price, or an alteration or adjustment of their number or designation, the Corporation shall give written notice to the Registered Owner stating the adjusted number, designation and kind of securities or other property obtainable upon exercise of this Warrant as a result of and following such event. The notice shall set forth in reasonable detail the method of calculation determining the securities or property obtainable after such event, and the facts upon which the calculation is based. The Corporation's Board of Directors, acting in good faith, shall determine the calculation.

j. CLOSING OF BOOKS. The Corporation will at no time close its transfer books against the transfer of this Warrant or of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner that interferes with the timely exercise of the rights evidenced hereby.

k. NO DILUTION OR IMPAIRMENT. The Corporation shall not undertake or participate in any action whatsoever for the purpose, or having the result, of avoiding or seeking to avoid the observance or

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            performance of any of its obligations pursuant to this Warrant, or diluting, impairing or adversely affecting whatsoever the Registered Owner's right and entitlement to acquire, by exercise hereof, the maximum number of shares of Common Stock obtainable upon exercise of this Warrant in accordance with its terms.

l. REPLACEMENT. Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, or an indemnity or security reasonably satisfactory to it, and reimbursement to the Corporation of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation will make and deliver a replacement warrant of like tenor, in lieu of this Warrant.

m. NO FRACTIONAL SHARES. The Corporation shall not be required to issue any fractional shares of Common Stock, but may, at its option, in respect of any such fraction make a payment in cash based on the then-current exercise price.

n. REPRESENTATIONS AND WARRANTIES OF THE REGISTERED OWNER. Registered Owner hereby represents and warrants to the Corporation and agrees that:

            (1) This Warrant is made with Registered Owner in reliance upon Registered Owner's representation to the Corporation, which is confirmed by Registered Owner's acceptance of this Warrant, that this Warrant and the shares of Common Stock underlying this Warrant will be acquired for investment for Registered Owner's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Registered Owner has no present intention of selling, granting any participation in, or otherwise distributing the same. By acceptance of this Warrant, Registered Owner further represents that Registered Owner does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to all or any portion of this Warrant or the Common Stock. Registered Owner understands that subject to the Registered Owner's rights under this Warrant and such Common Stock, when issued, will not be registered under the Securities Act, or any state securities laws, and will be issued in reliance upon available exemptions from registration.

            (2) This Warrant may not be transferred. The Common Stock underlying this Warrant may not be sold, transferred assigned or otherwise disposed of without an effective registration statement covering the Common Stock under the Securities Act and any applicable state securities laws, or an opinion of counsel satisfactory to the Corporation that registration is not required under the Securities Act and/or any applicable state securities laws. Registered Owner may be required to hold such shares of Common Stock indefinitely unless such shares are subsequently registered under the Securities Act and/or any applicable state securities laws, or an exemption from such registration is available. Registered Owner acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for this Warrant and the Common Stock underlying this Warrant, and on requirements relating to the Corporation which are outside of Registered Owner's control, and which the Corporation is under no obligation and may not be able to satisfy.

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            (3) Registered Owner shall have no rights as a shareholder with respect to any shares of Common Stock purchasable under this Warrant until the date of issuance of a certificate for the Common Stock so purchased in accordance with the terms hereof. Except as expressly set forth in this Warrant, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date of such issuance.

            (4) Registered Owner has had an opportunity to discuss the Corporation's business, management, financial affairs and the terms and conditions of this Warrant with the Corporation's management and has also had access to all of the Corporation's publicly filed documents, including, without limitation, the Corporation's most recent Forms 10-KSB, 10-QSB and 8-K.

o. GOVERNING LAWS. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of California without regard to the choice of law principles thereof.

            IN WITNESS WHEREOF, the Corporation has signed this Warrant by its duly authorized officers effective as of the of , 2003.

                                 Genius Products, Inc.

                                 By:
                                      ------------------------------------------
                                        Klaus Moeller, Chief Executive Officer

                                 REGISTERED OWNER:

                                      ------------------------------------------

                                      ------------------------------------------

                                 SSN:
                                       -----------------------------------------

                                 Address:
                                           -------------------------------------

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                                    EXHIBIT A

    (TO BE COMPLETED AND EXECUTED BY THE REGISTERED OWNER OF THE WARRANT TO
     WHICH THIS EXHIBIT IS ATTACHED TO EXERCISE THE WARRANT AND TO RECEIVE
              THE STOCK OBTAINABLE UPON EXERCISE OF THE WARRANT.)

                              GENIUS PRODUCTS, INC.
                              11250 EL CAMINO REAL
                                    SUITE 100
                               SAN DIEGO, CA 92130

The undersigned hereby: (1) [irrevocably] [conditionally - THE SUBSCRIPTION MAY BE MADE CONDITIONAL IF WARRANT EXERCISED IN RESPONSE TO NOTICE OF AN EXTRAORDINARY TRANSACTION FROM CORPORATION LISTED IN CLAUSE (1), (2) OR (3) OF PARAGRAPH D. OF THE WARRANT ] subscribes for and offers to purchase shares of Common Stock of Genius Products, Inc., pursuant to, and in accordance with all the terms of, the Warrant to which this Exhibit is attached; (2) encloses payment of US$ for these shares at a price of US$ per share; and (3) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address specified below.

Date:       _____________________           Name:
                                                  ------------------------------

Address:
          ------------------------------------------
          ------------------------------------------